UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

505 Fifth Avenue
New York, New York 10017

(Address of registrant’s principal executive office)

Registrant’s telephone number, including area code: (212) 771-0505

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ _ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ _ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ _ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ _ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

           On November 18, 2008, CIT Group Inc. (the “Issuer”) entered into a Sales Agency Agreement (the “Agency Agreement”) with Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated (together, the “Agents”), pursuant to which the Issuer agreed to sell up to an aggregate sales price of $8,000,000 of shares of its common stock through the Agents. A copy of the Agency Agreement is filed as Exhibit 1.1 hereto.

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

           The following exhibits are filed herewith:

           1.1   Sales Agency Agreement, dated November 18, 2008, among CIT Group Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.

	By:	/s/ Glenn A. Votek
Name: Glenn A. Votek
Title: Executive Vice President
& Treasurer

Dated: November 18, 2008

EXHIBIT INDEX

Exhibit Number 1.1	Description Sales Agency Agreement, dated November 18, 2008, among CIT Group Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated.